THE DREYFUS THIRD CENTURY FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that for the six-month period ended November 30, 1995, The Dreyfus Third Century Fund posted a total return of 19.06%* compared to a total return of 14.87% for the Standard & Poor's 500 Composite Stock Price Index.** For the same 6-month period, the Fund placed in the top quartile of the Lipper Growth Funds Category.***
A LOOK AT THE ECONOMY
    The most salient issue confronting the equity markets in 1995 continued to be the Federal Reserve Board's vigilance in fighting inflation and overly expansive economic growth. The Fed did this by raising interest rates an unprecedented seven times in a 12-month period. The hope was that by doing so, businesses would seek to grow their bottom lines via productivity enhancements and market share growth rather than by simply raising prices, as had been the case in previous economic cycles. The question in investors' minds was, "Will the Fed continue to slay the inflation dragon by raising rates and thereby establish an unprecedented soft landing in the economy?"
    Investors kept a watchful eye on the economy in making decisions and for the most part the economic reports were consistent with the soft landing theme that we have followed all year. In a soft landing, the economy grows at a reasonably slow to moderate pace with little to no inflation after a period of significant growth, instead of adhering to the usual pattern of cyclical booms and busts. After some decent economic advances in both 1993 and 1994, investors became concerned that the Federal Reserve's vigilance in fighting inflation might have pushed the economy to the brink of recession. However, the economic information released through the third quarter of 1995 supported our belief that the Fed had achieved the elusive economic soft landing. The Fe d even sent the market a very positive signal in early July by cutting interest rates by a quarter of a percent, the first such reduction since the Fed began preemptive rate increases in February 1994. The Fed decreased rates once again in December.
PORTFOLIO OVERVIEW
    In terms of the economic sectors of the Fund, we made several changes in the weightings. The primary areas of focus for the Fund have been Consumer Staples, Technology and Financials. During the last six months, we increased the weightings in carefully selected Technology stocks and Financials and maintained the exposure to Consumer Staples. We also reduced the Fund's weighting in the Industrial sector. These thematic changes are indicative of our overall view of what is driving the current economic environment. The increase in Technology weight represents our belief that this traditional growth sector, in spite of recent market weakness, is experiencing a secular improvement in demand driven by global competition and productivity growth.
We also increased the Financials, believing that the Fed would continue to lower interest rates, and that our positions would continue to benefit from the consolidation trend in the industry. We reduced our weighting in industrial stocks due to continued concerns over the strength of the economy as well as valuation, both of which we believed indicated that better opportunities lay elsewhere.
INDIVIDUAL ISSUES
    Year-to-date, there are many individual securities that have contributed nicely to the positive performance trends of the Fund. In the Consumer Cyclical sector, Regal Cinemas, Capital Cities ABC, Disney (Walt), Nike Cl.B and Phillips Electronics N.V. have had superior performance. Those names represent stocks that we believe can grow whatever the economic environment because of globally- oriented, diversified operations. Other stocks in the portfolio that have contributed to performance are Coca-Cola, Cordis, Amgen, Medtronic, Becton, Dickinson & Co., Bristol-Myers Squibb and Merck & Co. The food, beverage and household products companies have benefited from more positive investor sentiment toward their long-term, globally-driven growth rates. The health care stocks benefited from an improved outlook for their operations due to the rising optimism for new drug approvals and investor confidence in the consistency of their growth.

    Stock selection in the Financial area also contributed to the Fund's positive results as did a more benign interest-rate outlook. ADVANTA, Cl.A., a credit card company, banks such as Citicorp, Bank of New York and BayBanks, specialty financial services companies such as Green Tree Financial, a provider of mobile home financing, and Federal National Mortgage Association performed well for most of the semi-annual reporting period. In addition, insurers American International Group and Allstate rose on expectations of lower interest rates and possible industry consolidation.
    Our focus in the Technology sector was on stocks of companies which we believed had fairly established market positions, superior technology and outstanding management teams. Individual issues such as 3COM, Applied Materials, Hewlett-Packard, Linear Technology, and Sun Microsystems were all stellar performers. We believe each of these companies stands to benefit not just from demand for a single product, but from a broad, diversified product offering with multiple downstream beneficiaries. We believe these qualities lower the risk profile of the Fund's technology weighting relative to the typical technology stock and lower the general level of volatility in the sector.
THE TAKEOVER THEME
    Overall, from a stock selection standpoint, the Fund has benefited from the rising tide of takeovers this year. Companies are under pressure to make revenues grow in a very competitive environment, and are therefore buying other firms to broaden and deepen their product offerings. Several Fund holdings were taken over this year: Cordis, a medical technology firm; BayBanks, a large regional banking firm; Capital Cities ABC, a broadcasting company; and Scott Paper, a paper manufacturer. There are several other names in the portfolio that we believe could benefit from this theme over the coming years.
    Going forward, we feel that the Federal Reserve's hold on the market will persist. However, this time the Fed's action may benefit stocks because we believe rates will be further reduced rather than raised, as the economy shows signs of slowing. Our goal, as ever, is to provide superior returns to our shareholders while honoring your socially responsible investment objectives. We are confident in the outlook for the Fund and appreciate your continued support. We take your socially responsible directives seriously as we endeavor to provide attractive returns on shareholder capital.
Sincerely,
[Maceo K. Sloan, CFA and Diane M. Coffey signature logos]
Maceo K. Sloan, CFA                Diane M. Coffey

Portfolio Manager                Portfolio Manager
NCM Capital Management Group, Inc.         The Dreyfus Corporation
December 15, 1995
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES - Reflects the reinvestment of income dividends and when applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES. The Fund ranked 129 out of 615 in
Lipper's Growth Funds Category for the 6-month period ended 11/30/95.


THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS                                                           NOVEMBER 30, 1995 (UNAUDITED)
COMMON STOCKS-95.7%                                                                                  SHARES            VALUE
                                                                                                    _______            _______
            CONSUMER DURABLES-.9%...Briggs & Stratton                                                94,500     $    3,933,563
                                                                                                                       _______
            CONSUMER
            NON-DURABLES-9.2%        Campbell Soup..........................                         142,500         7,962,188
                                     Coca-Cola..............................                         114,900         8,703,675
                                     Gillette...............................                         171,600         8,901,750
                                     NIKE, Cl. B............................                         80,800          4,686,400
                                     PepsiCo................................                         148,500         8,204,625
                                                                                                                       _______
                                                                                                                    38,458,638
                                                                                                                       _______
           CONSUMER SERVICES-4.9%...Disney (Walt)                   ......                            98,600         5,928,325
                                     Regal Cinemas........................        (a)                150,000         6,450,000
                                     Tribune................................                         61,000          3,934,500
                                     Wendy's International..................                         200,000         4,125,000
                                                                                                                       _______
                                                                                                                    20,437,825
                                                                                                                       _______
      ELECTRONIC TECHNOLOGY-15.1%   Applied Materials                                (a)             197,000        9,579,125
                                     DSC Communications...................        (a)                205,500         8,142,938
                                     EMC..................................        (a)                494,100         8,832,037
                                     Hewlett-Packard........................                         117,600         9,746,100
                                     Linear Technology......................                         194,400         8,796,600
                                     Sun Microsystems.......................                         112,400         9,455,650
                                     3Com...................................                         186,300         8,523,225
                                                                                                                       _______
                                                                                                                    63,075,675
                                                                                                                       _______
             ENERGY-2.2%............Schlumberger                                                     142,210         9,030,335
                                                                                                                       _______
            FINANCE-17.7%...........ADVANTA, Cl. A                       ......                      109,800         4,556,700
                                     AFLAC..................................                          99,100         4,038,325
                                     Allstate...............................                         123,070         5,045,870
                                     American International Group...........                         74,700          6,704,325
                                     Bank of New York.......................                         201,000         9,472,125
                                     BankAmerica............................                         70,000          4,453,750
                                     BayBanks...............................                         101,300         8,407,900
                                     Citicorp...............................                         159,200         11,263,400
                                     Federal National Mortgage Association..                         92,400          10,117,800
                                     Green Tree Financial...................                         352,800         9,966,600
                                                                                                                       _______
                                                                                                                    74,026,795
                                                                                                                       _______
       HEALTH SERVICES-.9%.......    HealthCare COMPARE                              (a)             95,000          3,716,875
                                                                                                                       _______
      HEALTH TECHNOLOGY-13.6%....... Amgen                                           (a)             170,600         8,466,025
                                     Becton, Dickinson & Co. ...............                         129,400         9,025,650
                                     Bristol-Myers Squibb...................                         127,200         10,207,800
                                     Johnson & Johnson......................                         113,140         9,800,752
                                     Medtronic..............................                         139,600         7,660,550
                                     Merck & Co.............................                         188,762        11,679,649
                                                                                                                       _______
                                                                                                                    56,840,426
                                                                                                                       _______

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                   NOVEMBER 30, 1995 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                           SHARES             VALUE
                                                                                                    _______            _______

      INDUSTRIAL SERVICES-1.5%....  Grainger (W.W.)                                                   95,700    $    6,399,938
                                                                                                                       _______
     NON-ENERGY MINERALS-.8%        British Steel, A.D.S.                                            134,200         3,489,200
                                                                                                                       _______
     PROCESS INDUSTRIES-4.4%...... ..Bemis                                                           275,600         7,200,050
                                     Sigma-Aldrich..........................                         155,900         7,678,075
                                     Terra Industries.......................                         275,700         3,756,412
                                                                                                                       _______
                                                                                                                    18,634,537
                                                                                                                       _______
           PRODUCER
           MANUFACTURING-4.5%        AGCO    .................................                       198,300         8,551,688
                                     Dover..................................                         125,800         4,890,475
                                     Philips Electronics, N.V...............                         143,500         5,614,437
                                                                                                                       _______
                                                                                                                    19,056,600
                                                                                                                       _______
       RETAIL TRADE-3.3%........    Consolidated Stores                              (a)             256,000         6,336,000
                                     Sears, Roebuck & Co....................                         191,700         7,548,187
                                                                                                                       _______
                                                                                                                    13,884,187
                                                                                                                       _______
      TECHNOLOGY SERVICES-9.8%..     Arrow Electronics                                               176,500          8,229,312
                                     BMC Software.........................        (a)                253,560         10,712,910
                                     Computer Associates International......                         208,950         13,686,225
                                     Oracle.................................      (a)                187,000          8,485,125
                                                                                                                       _______
                                                                                                                     41,113,572
                                                                                                                       _______
      TRANSPORTATION-1.5%........    Federal Express                              (a)                 85,820          6,415,045
                                                                                                                       _______
         UTILITIES-5.4%.             Century Telephone Enterprises                                  261,900          8,184,375
                                     Duke Power.............................                         30,000          1,346,250
                                     Ericsson (LM) Telephone, Cl. B, A.D.R..                         180,000         4,275,000
                                     GTE....................................                         203,430         8,671,204
                                                                                                                       _______
                                                                                                                    22,476,829
                                                                                                                       _______
                                     TOTAL COMMON STOCKS
                                       (cost $315,321,141)..................                                      $400,990,040
                                                                                                                       =======

                                                                                                    PRINCIPAL
SHORT-TERM INVESTMENTS-4.2%                                                                           AMOUNT
                                                                                                      _______
             U.S. TREASURY BILLS:....5.30%, 12/21/95            .....                            $  8,392,000   $    8,365,985
                                     5.31%, 1/11/96.........................                        9,164,000        9,107,733
                                                                                                                       _______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $17,475,836)...................                                     $  17,473,718
                                                                                                                       =======
TOTAL INVESTMENTS (cost $332,796,977)  ...............................                        .        99.9%      $418,463,758
                                                                                                       ====            =======
                                 CASH AND RECEIVABLES (NET).................                            .1%       $    603,364
                                                                                                       ====            =======
NET ASSETS..................................................................                         100.0%       $419,067,122
                                                                                                       ====            =======
NOTE TO STATEMENT OF INVESTMENTS;
    (a) Non-income producing.
See independent accountants' review report and notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                            NOVEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $332,796,977)-see statement.....................................                                    $418,463,758
    Cash....................................................................                                         454,892
    Receivable for investment securities sold...............................                                       5,229,700
    Dividends receivable....................................................                                         607,442
    Receivable for subscriptions to Common Stock............................                                             780
    Prepaid expenses and other assets.......................................                                          39,936
                                                                                                                     _______
                                                                                                                 424,796,508
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                     $   325,618
    Payable for Common Stock redeemed.......................................                       3,558,984
    Payable for investment securities purchased.............................                       1,617,566
    Accrued expenses........................................................                         227,218         5,729,386
                                                                                                       ______           ______
NET ASSETS  ................................................................                                      $419,067,122
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $297,311,210
    Accumulated undistributed investment income-net.........................                                         2,372,874
    Accumulated undistributed net realized gain on investments..............                                        33,716,257
    Accumulated net unrealized appreciation on investments-Note 3...........                                        85,666,781
                                                                                                                       _______
NET ASSETS at value applicable to 47,261,288 outstanding shares of
    Common Stock, equivalent to $8.87 per share (150 million shares of
    $.331\3 par value authorized)...........................................                                      $419,067,122
                                                                                                                       =======
See independent accountants' review report and notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $48,361 foreign taxes withheld at source)......                    $  2,685,973
      Interest..............................................................                         569,390
                                                                                                      ______
          TOTAL INCOME......................................................                                       $  3,255,363
    EXPENSES:
      Investment advisory fee-Note 2(a).....................................                      1,481,492
      Shareholder servicing costs-Note 2(b).................................                        631,145
      Professional fees.....................................................                         41,766
      Prospectus and shareholders' reports..................................                         29,780
      Directors' fees and expenses-Note 2(c)................................                         26,566
      Custodian fees........................................................                         24,187
      Registration fees.....................................................                         17,101
      Miscellaneous.........................................................                         10,673
                                                                                                     ______
          TOTAL EXPENSES....................................................                                         2,262,710
                                                                                                                        ______
          INVESTMENT INCOME-NET.............................................                                           992,653
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                    $30,358,660
    Net unrealized appreciation on investments..............................                     36,769,885
                                                                                                     ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                        67,128,545
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $68,121,198
                                                                                                                       =======
See independent accountants' review report and notes to financial statements.


THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      YEAR ENDED               SIX MONTHS ENDED
                                                                                        MAY 31,                NOVEMBER 30, 1995
                                                                                         1995                     (UNAUDITED)
                                                                                       ________                     ________
OPERATIONS:
    Investment income-net...............................................        $     3,346,699             $        992,653
    Net realized gain on investments....................................             12,839,259                   30,358,660
    Net unrealized appreciation on investments for the period...........             22,739,756                   36,769,885
                                                                                       ________                     ________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............             38,925,714                   68,121,198
                                                                                       ________                     ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................            (2,986,999)                          __
    Net realized gain on investments....................................           (46,183,615)                          __
                                                                                       ________                     ________
      TOTAL DIVIDENDS...................................................           (49,170,614)                          __
                                                                                       ________                     ________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.......................................            68,296,100                   126,962,401
    Dividends reinvested................................................            47,326,617                          __
    Cost of shares redeemed.............................................          (126,884,560)                 (144,849,914)
                                                                                       ________                     ________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..........           (11,261,843)                  (17,887,513)
                                                                                       ________                     ________
          TOTAL INCREASE (DECREASE) IN NET ASSETS.......................           (21,506,743)                   50,233,685
NET ASSETS:
    Beginning of period.................................................           390,340,180                   368,833,437
                                                                                       ________                     ________
    End of period (including undistributed investment income-net:
      $1,380,221 and $2,372,874, respectively)..........................            $ 368,833,437              $ 419,067,122
                                                                                      =========                     ========
                                                                                         SHARES                     SHARES
                                                                                       ________                     ________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................            9,474,361                     15,283,180
    Shares issued for dividends reinvested..............................            7,548,119                           __
    Shares redeemed.....................................................          (17,546,982)                  (17,509,131)
                                                                                       ________                     ________
      NET (DECREASE) IN SHARES OUTSTANDING..............................             (524,502)                   (2,225,951)
                                                                                      =========                     ========
See independent accountants' review report and notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                        SIX MONTHS ENDED
                                                                  YEAR ENDED MAY 31,                   NOVEMBER 30, 1995
                                                  ________________________________________________
PER SHARE DATA:                                     1991      1992      1993      1994      1995        (UNAUDITED)
                                                    ____      ____      ____      ____      ____          _______
    Net asset value, beginning of period.         $  7.01   $  7.79    $  7.80  $  8.48   $  7.80         $  7.45
                                                    ____      ____     ____       ____      ____            ____
    INVESTMENT OPERATIONS:
    Investment income-net................            .06      .05       .04       .05        .07            .02
    Net realized and unrealized gain (loss)
      on investments.....................            1.07     .26       .74      (.08)      .65             1.40
                                                    ____      ____     ____       ____      ____            ____
      TOTAL FROM INVESTMENT OPERATIONS...            1.13     .31       .78      (.03)      .72             1.42
                                                    ____      ____     ____       ____      ____            ____
    DISTRIBUTIONS:
    Dividends from investment income-net.           (.12)    (.08)     (.05)      (.04)     (.07)            __
    Dividends from net realized gain
      on investments.....................           (.23)    (.22)     (.05)     (.61)      (1.00)           _-
                                                    ____      ____     ____       ____      ____            ____
      TOTAL DISTRIBUTIONS................           (.35)     (.30)     (.10)    (.65)      (1.07)          __
                                                    ____      ____     ____       ____      ____            ____
    Net asset value, end of period.......          $  7.79   $  7.80   $  8.48   $  7.80   $  7.45        $  8.87
                                                    ====      ====     ====       ====      ====            ====
TOTAL INVESTMENT RETURN..................           17.19%   3.92%      10.02%  (.63%)     11.81%          19.06%*
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets         1.04%    1.08%      1.11%     1.17%     1.12%          .57%*
    Ratio of net investment income to average
      net assets.........................           1.10%    .83%        .48%      .52%      .93%           .25%*
    Portfolio Turnover Rate..............          72.57%    47.92%     67.30%   71.70%    133.54%        46.88%*
    Net Assets, end of period (000's Omitted)     $266,126  $443,533  $526,335  $390,340  $368,833        $419,067
    *Not annualized.

See independent accountants' review report and notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:
    (A) Pursuant to the management agreement ("Agreement") with Dreyfus, the management fee is computed at an annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly.

THE DREYFUS THIRD CENTURY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fee is computed at an annual rate of
 .10 of 1% on the first $500 million and .20 of 1% on the excess of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    The Agreements further provide that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets, the Fund may deduct from the fees to be paid to Dreyfus and NCM, or Dreyfus and NCM will bear, such excess, up to the amount of their respective fees, on a pro rata basis in proportion to the relative fees otherwise payable to each pursuant to the Agreements. There was no expense reimbursement for the six months ended November 30, 1995.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended November 30, 1995, the Fund was charged an aggregate of $357,579 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliate person" as defined in the Act receives from the Fund an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended November 30, 1995 amounted to $174,246,905 and $179,198,676, respectively.
    At November 30, 1995, accumulated net unrealized appreciation on investments was $85,666,781, consisting of $88,131,104 gross unrealized appreciation and $2,464,323 gross unrealized depreciation.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

THE DREYFUS THIRD CENTURY FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS THIRD CENTURY FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of November 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended May 31, 1995 and financial highlights for each of the five years in the period ended May 31, 1995 and in our report dated July 3, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
  [Ernst and Young LLP signature logo]

New York, New York
December 29, 1995



 [Dreyfus lion "d" logo]
THE DREYFUS
THIRD CENTURY FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
NCM Capital Management Group, Inc.
103 West Main Street
Durham, North Carolina 27705
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                           035SA9511
 [Dreyfus logo]
Third Century
Fund, Inc.
Semi-Annual
Report
November 30, 1995